Exhibit 99.1

TECO ENERGY, INC.

LETTER OF TRANSMITTAL

Offer To Exchange

0.9509 Shares of Common Stock Plus $1.39 in Cash
For
Each Outstanding 9.50% Adjustable Conversion-Rate Equity Security Unit
In the Form of a Normal Unit (CUSIP 872375 209)
In Order to Effect Early Settlement of
the Purchase Contracts Included in up to 17,865,000 of the
Equity Security Units in the Form of Normal Units

Pursuant to the Early Settlement Offer Prospectus dated July 28, 2004

THE EARLY SETTLEMENT OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 24, 2004 (THE “EXPIRATION DATE”), UNLESS THE EARLY SETTLEMENT OFFER IS EXTENDED OR EARLIER TERMINATED.

The Exchange Agent for the Early Settlement Offer is:

The Bank of New York

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

If you desire to accept the Early Settlement Offer, this Letter of Transmittal should be completed, signed and submitted to
the Exchange Agent as follows:

By Mail, Hand or Overnight Delivery:	By Facsimile:
(Eligible Institutions Only)
(212) 298-1915
Attn: Mr. Duong Nguyen Reorganization Unit - 7E

The Bank of New York
Corporate Trust Operations Reorganization Unit
101 Barclay Street - Floor 7E	Confirmation by Telephone:
New York, New York 10286 Attn: Mr. Duong Nguyen	(212) 815-3067

Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.

Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING NORMAL UNITS FOR (1) 0.9509 SHARES OF THE COMPANY’S COMMON STOCK AND (2) $1.39 IN CASH PURSUANT TO THE EARLY SETTLEMENT OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) NORMAL UNITS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

          The undersigned hereby acknowledges receipt and review of the early settlement offer prospectus, dated July 28, 2004 (the “Early Settlement Offer Prospectus”), of TECO Energy, Inc., a Florida corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Early Settlement Offer”) to exchange 0.9509 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), plus $1.39 in cash (together, the “Early Settlement Consideration”), for each validly tendered and accepted 9.50% Adjustable Conversion-Rate Equity Security Unit in the form of a normal unit up to an aggregate of 17,865,000 normal units.

          The 9.50% Adjustable Conversion-Rate Equity Security Units consist of units referred to as normal units and stripped units. Each normal unit consists of (1) a purchase contract that obligates the holder to purchase from the Company on January 15, 2005 a fraction of a newly issued share of Common Stock at a purchase price of $25 and (2) a trust preferred security of TECO Capital Trust II, with a stated liquidation amount of $25. The exchange of the units will effect an early settlement of the purchase contracts and, as a result, the trust preferred securities that are currently pledged to secure the settlement of the purchase contracts on January 15, 2005, will no longer be outstanding. The Company is only tendering for normal units. The Company is not tendering for stripped units. If you hold stripped units and would like to tender them for exchange pursuant to the Early Settlement Offer, then before tendering you must recreate normal units from your stripped units as described in the Early Settlement Offer Prospectus in the section entitled “Description of Equity Security — Recreating Normal Units.”

          The Company reserves the right, at any time or from time to time, to extend the Early Settlement Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Early Settlement Offer is extended. The Company shall give notice of any extension by giving written notice to the Exchange Agent and by making a public announcement by press release prior to 9 a.m., New York City time, on the next business day following the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

          This Letter of Transmittal is to be used by a holder of normal units if (i) certificates representing normal units are to be physically forwarded herewith to the Exchange Agent or (ii) if delivery of normal units is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Early Settlement Offer Prospectus in the section entitled “The Early Settlement Offer — Procedures for Tendering Normal Units.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Early Settlement Offer Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

          The term “holder” with respect to the Early Settlement Offer means any person in whose name normal units are registered on the books of the Company or any other person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. Holders who wish to tender their normal units must complete this Letter of Transmittal in its entirety.

SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

          1.     The undersigned hereby tenders to the Company the normal units described in the box entitled “Description of Normal Units Tendered” pursuant to the Company’s offer of the Early Settlement Consideration in exchange for each normal unit validly tendered and accepted, up to an aggregate of 17,865,000 normal units, upon the terms and subject to the conditions contained in the Early Settlement Offer Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to and effective upon the acceptance for exchange of the number of normal units tendered in accordance with this Letter of Transmittal, the undersigned hereby tenders for exchange, assigns and transfers to the Company all right, title and interest in and to the normal units tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Early Settlement Offer) with respect to the tendered normal units with full power of substitution to:

•	deliver such normal units, or transfer ownership of such normal units on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and

•	present such normal units for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such normal units,

all in accordance with the terms of the Early Settlement Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

          2.     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE NORMAL UNITS TENDERED HEREBY AND TO ACQUIRE THE EARLY SETTLEMENT CONSIDERATION ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED NORMAL UNITS, AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY THE COMPANY.

          3.     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the normal units tendered hereby, including the transfer of such normal units on the account books maintained by DTC.

          4.     For purposes of the Early Settlement Offer, the Company shall be deemed to have accepted for exchange validly tendered normal units when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered normal units that are not accepted for exchange pursuant to the Early Settlement Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

          5.     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

          6.     The undersigned acknowledges that the acceptance of properly tendered normal units by the Company pursuant to the procedures described in the section of the Early Settlement Offer Prospectus entitled “The Early Settlement Offer — Procedures for Tendering Normal Units” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Early Settlement Offer.

          7.     Unless otherwise indicated under “Special Issuance Instructions,” please issue the Early Settlement Consideration issued in exchange for the normal units accepted for exchange, and return any normal units not tendered or exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special

Delivery Instructions,” please mail or deliver the Early Settlement Consideration issued in exchange for the normal units accepted for exchange and any normal units not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Early Settlement Consideration issued in exchange for the normal units accepted for exchange in the name(s) of, and return any normal units not tendered or not exchanged, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any normal units from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the normal units so tendered for exchange.

          THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE EARLY SETTLEMENT OFFER PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT, MORROW & COMPANY, TOLL-FREE AT 800-607-0088 (banks and brokerage firms please call 800-654-2468).

          List below the normal units to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF NORMAL UNITS TENDERED

Name(s) and Address(es) of Registered Holder(s)
or Name of DTC Participant and Participant’s
DTC Account Number in Which the Normal Units are Held
(Please Fill In Blank)	Normal Units Tendered

		Number of	Number of
	Certificate	Normal Units	Normal Units
	Number(s)*	Tendered**	Not Tendered

Total Normal Units Tendered***

* Need not be completed by book-entry holders.
** Unless otherwise specified, it will be assumed that the entire number of normal units set forth above is being tendered.
*** If the undersigned does not designate an order, in the event that fewer than all normal units tendered are settled early due to proration, normal units will be selected for purchase by DTC. See Instruction 9.

METHOD OF DELIVERY

☐	Check here if tendered normal units are enclosed herewith.

☐	Check here if tendered normal units are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC and complete the following (for use by eligible institutions only):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY (i) if normal units in an amount not tendered, or Early Settlement Consideration issued in exchange for normal units accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if normal units tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue Early Settlement Consideration and/or normal units to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(Complete Substitute Form W-9)

Credit Unexchanged Normal Units

Delivered by Book-Entry Transfer
to DTC Account Number
Set Forth Below:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if normal units in an amount not tendered, or Early Settlement Consideration issued in exchange for normal units accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Early Settlement Consideration and/or normal units to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT
NORMAL UNITS ARE BEING PHYSICALLY TENDERED HEREBY
(Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holders of Normal Units):

Dated:	, 2004

          (The above lines must be signed by the registered holder(s) of normal units as the name(s) appear(s) on the normal units or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If normal units to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding completion of this Letter of Transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (If Required by Instruction 4)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address, including zip code, of Eligible Institution)

(Telephone Number, including area code, of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

COMPLETE ONLY IF APPLICABLE:

SOLICITED TENDERS

          As described in the Early Settlement Offer Prospectus, the Company will pay, in the amounts and on the terms and conditions set forth in the Early Settlement Offer, Retail Soliciting Dealer Fees (see instruction 15) to designated soliciting dealers (as described in the Early Settlement Offer Prospectus).

          The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:

(PLEASE PRINT)
Name of Individual Broker:

Address:

(INCLUDE ZIP CODE)

          If normal units specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such normal units whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF BENEFICIAL OWNER	NUMBER OF NORMAL UNITS (MUST BE EQUAL TO OR FEWER THAN 10,000)

          The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Early Settlement Offer; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the “NASD”), it has agreed to conform to the NASD’s Rules of Fair Practice in making solicitations. See also Instruction 15.

SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:
Firm:

(PLEASE PRINT)
Attention:

Address:

(INCLUDE ZIP CODE)

Phone number:

Taxpayer Identification or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EARLY SETTLEMENT OFFER

1.	Delivery of This Letter of Transmittal and Normal Units or Book-Entry Confirmations

          All physically delivered normal units or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of normal units tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or Agent’s Message (as defined in the Early Settlement Offer Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 12:00 midnight, New York City time, on the Expiration Date.

          The method of delivery of the tendered normal units, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or normal units should be sent to the Company.

2.	Tender by Holder

          Only a registered holder of normal units may tender such normal units in the Early Settlement Offer. Any beneficial owner of normal units who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on its behalf or to deliver an agent’s message (as defined in the Early Settlement Offer Prospectus) on its behalf pursuant to DTC’s Automated Tender Offer Program.

3.	Partial Tenders

          If fewer than all of the normal units are tendered, the tendering holder should fill in the number of normal units tendered in the third column of the box entitled “Description of Normal Units Tendered” above. The entire number of normal units delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of normal units is not tendered, then normal units for the number of normal units not tendered and the Early Settlement Consideration issued in exchange for any normal units accepted for exchange will be sent to the holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the normal units are accepted for exchange.

4.	Signatures on this Letter of Transmittal; Powers and Endorsements; Guarantee of Signatures

          If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the normal units tendered hereby, the signature must correspond with the name(s) as written on the face of the normal units in every particular, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a DTC participant, the signature must correspond with the name as it appears on the security position listing as the holder of the normal units. If the normal units to be tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal (or facsimile hereof).

          If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of normal units listed and tendered hereby and the Early Settlement Consideration issued in exchange therefor is to be issued (or any untendered normal units are to be reissued) to the registered holder, the registered holder need not and should not endorse any tendered normal units, nor provide a separate power. In any other case, the registered holder must either properly endorse the normal units tendered or transmit a properly completed separate power with this Letter of Transmittal.

          If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any normal units listed, such normal units must be endorsed or accompanied by appropriate powers, in each case signed as the name of the registered holder or holders appears on the normal units.

          If this Letter of Transmittal (or facsimile hereof) or any normal units or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

          Endorsements on normal units or signatures on powers required by this Instruction 4 must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to the Company.

          No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the normal units tendered herein (or by a DTC participant whose name appears on a security position listing as the owner of the tendered normal units) and the Early Settlement Consideration is to be issued directly to such registered holder(s) (or, if signed by a DTC participant, deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such normal units are tendered for the account of an Eligible Institution.

          In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to the Company.

5.	Special Issuance and Delivery Instructions

          Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Early Settlement Consideration or substitute normal units for normal units not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.	Transfer Taxes

          The Company will pay all transfer taxes, if any, applicable to the exchange of normal units pursuant to the Early Settlement Offer. If, however, normal units not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the normal units tendered hereby, or if tendered normal units are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of normal units pursuant to the Early Settlement Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE NORMAL UNITS LISTED IN THIS LETTER OF TRANSMITTAL.

7.	Backup United States Federal Income Tax Withholding and Substitute Form W-9

          Under the United States federal income tax laws, payments that may be made by the Company on account of Early Settlement Consideration issued pursuant to the Early Settlement Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. person, and that (1) the holder has not been notified by the United States Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company will retain 28% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the holder’s TIN within 60 days after the date of the Substitute Form W-9, the Company will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with the holder’s TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

          Certain holders are not subject to these backup withholding and reporting requirements. Generally, in order for a non-United States individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalty of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the Exchange Agent. Failure to complete the Substitute Form W-9 will not, by itself, cause normal units to be deemed invalidly tendered, but may require the Company to withhold 28% of the amount of any payments made on account of the Early Settlement Consideration. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

          See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

8.	Fractional Shares

          Fractional shares of Common Stock will not be issued in the Early Settlement Offer. Instead, in lieu of fractional shares otherwise issuable (calculated on an aggregate basis for each holder), the Company will pay holders participating in the Early Settlement Offer cash in an amount equal to the fraction of a share multiplied by the closing price per share of our Common Stock on the New York Stock Exchange on the last business day immediately preceding the Expiration Date (the “applicable market value”). The applicable market value of our Common Stock will be determined by reference to the applicable Bloomberg Financial Markets page or any successor or replacement page. If our Common Stock is not listed on the New York Stock Exchange on any such date, the applicable market value of our Common Stock shall be determined by reference to the Bloomberg Financial Markets page that reports such information with respect to our Common Stock for the national or regional securities exchange, the Nasdaq Stock Market or the over-the-counter market that is the primary market for the trading of our Common Stock. If such information is not available on any Bloomberg page, the applicable market value shall be the last quoted bid price for our Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization. If the bid price is not available, the applicable market value shall be the market value of our Common Stock on the date of determination as determined by a nationally recognized independent investment banking firm retained by us for this purpose.

9.	Order of Exchange in Event of Proration

          As described in the section of the Early Settlement Offer Prospectus entitled “The Early Settlement Offer — Priority of Exchange and Proration,” holders can specify in the “Description of Normal Units Tendered” box of the Letter of Transmittal the order in which specified portions of their normal units will be exchanged if, as a result of the proration provisions, some but not all of the tendered normal units are exchanged in the Early Settlement Offer. The order of exchange may have an effect on the federal income tax treatment of the consideration for the shares exchanged. See the section of the Early Settlement Offer Prospectus entitled “Material United States Federal Income Tax Consequences.”

10.	Validity of Tenders

          The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered normal units. The Company reserves the absolute right to reject any and all normal units not properly tendered or any normal units the acceptance for exchange of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender of any particular normal units either before or after the Expiration Date. The interpretation of the terms and conditions by the Company of the Early Settlement Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of normal units must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall have any duty or will incur any liability for failure to notify a holder of defects or irregularities. Tenders of normal units will not be considered to have been made until any defects or irregularities have been cured or waived. Any normal units received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

11.	Waiver of Conditions

          Except for the nonwaivable conditions set forth in the section of the Early Settlement Offer Prospectus entitled “The Early Settlement Offer — Conditions to the Early Settlement Offer,” the Company reserves the absolute right to waive, in whole or part, any of the conditions to the Early Settlement Offer set forth in the Early Settlement Offer Prospectus or in this Letter of Transmittal.

12.	No Conditional Tender

          No alternative, conditional, irregular or contingent tender of normal units or transmittal of this Letter of Transmittal will be accepted.

13.	Mutilated, Lost, Stolen or Destroyed Normal Units

          Any holder whose normal units have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

14.	Request for Assistance or Additional Copies

          Requests for assistance or for additional copies of the Early Settlement Offer Prospectus or this Letter of Transmittal may be directed to the information agent, Morrow & Company, toll-free at 800-607-0088 (banks and brokerage firms please call 800-654-2468). Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Early Settlement Offer.

15.	Retail Soliciting Dealer Fee Instructions

          Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Early Settlement Offer, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is equal to or fewer than 10,000 normal units, a fee (the “Retail Soliciting Dealer Fee”) equal to $0.0625 per normal unit for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The “Solicited Tender Box” should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer managers in their respective capacity as a dealer or broker, that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (“NASD”), (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD’s Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal.

Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the dealer managers will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

16.	Withdrawal

          Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the section of the Early Settlement Offer Prospectus entitled “The Early Settlement Offer — Withdrawals of Tenders.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE NORMAL UNITS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Name
Business Name
Please check appropriate box
☐  Individual/Sole Proprietor  ☐ Corporation
☐  Partnership  ☐ Other
Address

City, State, Zip Code	Part I — Social Security Number OR Employer Identification Number

(If awaiting TIN, write “Applied For”)
Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.
Exempt ☐

Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE: DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EARLY SETTLEMENT OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:
            DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:

Give the SOCIAL
For this type of account:		SECURITY number of:

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

Give the EMPLOYER
IDENTIFICATION
For this type of account:		number of:

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable or educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain Form SS-4 from the IRS website at www.irs.gov or by calling the IRS at 1-800-TAX-FORM.

If you do not have a TIN, but have applied for one, write “Applied For” in the space for the TIN, complete the Certificate of Awaiting Taxpayer Identification Number, sign and date the form and return it to the Exchange Agent.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), an individual retirement account or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States or any political subdivision or agency or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 669 or described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodities Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE BOX MARKED “EXEMPT” IN PART II OF THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and the regulations thereunder.

Privacy Act Notice. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION

CONTACT YOUR TAX CONSULTANT OR
THE INTERNAL REVENUE SERVICE